SUPPLEMENTAL FINANCIAL INFORMATION - SCHEDULE OF PROPERTY, PLANT AND EQUIPMENT (Details) - USD ($) $ in Millions	Jun. 30, 2015	Jun. 30, 2014
Property, Plant and Equipment [Abstract]
Buildings	$ 6,949	$ 7,733
Machinery and Equipment	29,420	31,361
Land	763	855
Construction in Progress	2,931	3,048
Total Property, Plant and Equipment	40,063	42,997
Accumulated Depreciation	(20,408)	(21,390)
Property, Plant and Equipment, Net	$ 19,655	$ 21,607